Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE U	PAGE OF PAGES 1 4
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE 31-Jul-2020	4. REQUSITION/PURCHASE REQ. NO. 0010624278-0002	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W81XWH		7. ADMINISTERED BY (If other than Remo) CODE W81XWH
USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014	USA MED RESEARCH ACO ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) CLEVELAND BIOLABS, INC. CLEVELAND BIOLABS 73 HIGH ST STE 203A BUFFALO NY14203-1149			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0101
		X	10B. DATED (SEE ITEM 13) 17-Aug-2015
CODE 3MWX2	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☒ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE 1N THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 - Changes Cost-Reimbursement
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor	☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: pmartha203261

The purpose of this modification is as follows:

Revise the current scope of work.

Re-budget CLIN 0001 funds for mouse model assay; as well as, biocomparability study.

De-obligate cancelling funds for return to the US Department of Treasury.

Revise the period of performance.

All other terms and conditions remain unchanged. Please see continuation page for further information.

Except as provided herein, all terms and conditions of the document referenced in Item9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Christopher Zosh, VP of Finance		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Medina.Wayn (Digitally signed by Medina.Wayn.A – E.A. 1376454181) TEL EMAIL
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 7/29/20	16B. UNITED STATES OF AMERICA _____________________________________________ (Signature of Contracting Officer)		16C. DATE SIGNED 7/30/20

W8JXWH-15-C-0101

(pmartha20326 l)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A- SO LICITATION/CONTRACT FORM

The total cost of this contract was decreased by $5,063,589.00 from $9,226,454.64 to $4,162,865.64.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has decreased by $2,206,950.00 from $4,922,759.20 to $2,715,809.20. The unit price amount $3,299,215.00 has been added.

The total cost of this line item has decreased by $2,206,950.00 from $5,506,165.00 to $3,299,215.00.

CLIN0002

The estimated/max cost has decreased by $2,856,639.00 from $3,720,289.64 to $863,650.64. The unit price amount $863,650.64 has been added.

The total cost of this line item has decreased by $2,856,639.00 from $3,720,289.64 to $863,650.64.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 01-SEP-2015 TO	NIA	FORT DETRICK - CDMRP	W91ZSQ
30-SEP-2020		FORT DETRICK - CDMRP
1120 FORT DETRICK
FREDERICK MD 21702
FOB: Destination
To:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 01-SEP-2015 TO 31-AUG-2020	NIA	FORT DETRICK- CDMRP FORT DETRICK - CDMRP 1120 FORT DETRICK	W91ZSQ
FREDERICK MD 21702
FOB: Destination

The following Delivery Schedule item for CLIN 0002 has been changed from:

W81XWH -15-C-0101

(pmartha203261)

DELIVERY DATE     QUANTITY     SHIP TO ADDRESS          DODAAC/CAGE

CAG E

POP 01-SEP-2015 TO     N/A     FORT DETRICK - CDMRP     W91ZSQ 30-SEP-2020          FORT DETRICK - CDMRP

1120 FORT DETRICK

FREDERICK MD 21702

FOB: Destination

To :

DELIVERY DATE     QUANTITY     SHIP TO ADDRESS          DODAAC / CAGE

POP 01-SEP-2015 TO     N/A     FORT DETRICK - CDMRP     W9 1ZSQ 31-AUG-2020          FORT DETRICK - CDMRP

1120 FORT DETRICK

FREDERICK MD 21702

FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office

As a result of this modification, the total funded amount for this document was decreased by $5,063,589.00 from $9,226,454.64 to $4,162,865. 64.

CUN 0001:

AA: 09720142 01 501 3 000018310443439410     R.0012069.1.l     6100.9000021001 A7444 (CIN GFEBS00I062427800003) was decreased by $2,206,950 .00 from $5,506,165.00 to $3,299,215.00

CUN 0002:

AB: 097201420 15 013 00001831 044444141 0     R.00 12 070.1     6100.9000021001 A7444 (CIN GFEBS001062427800004) was decreased by $2,856,639.00 from $3,720,289.64 to $863,650.64

SECTION I - CONTRACT CLAUSES

The following have been added by reference:

52.232-22     Limitation Of Funds     APR 1984

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

W81XWH-15-C-0I0I

(pmartha203261)

The Table of Contents has changed from:

Exhibit/Attachment Table of Contents

DOCUMENT TYPEDESCRIPTION	PAGES	DATE
Attachment IAttachment A: Revised SOW 13 July 2016		28-SEP-2016
Attachment 2CDRLA00I		27-AUG-2015
Attachment 3CDRLA002		27-AUG-2015
Attachment 4CDRLA003		27-AUG-2015
Attachment 5CDRLA004		27-AUG-2015
to:
Exhibit/Attachment Table of Contents
DOCUMENT TYPEDESCRIPTION	PAGES	DATE
Attachment IRevised SOW		29-APR-2020
Attachment 2CDRLA00I		27-AUG-2015
Attachment 3CDRLA002		27-AUG-2015
Attachment 4CDRLA003		27-AUG-2015
Attachment 5CDRLA004		27-AUG-2015

(End of Summary of Changes)